Exhibit 10.13

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Contract No.: R2005017

Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Postal code: 361006	Tel.: 3923085	Fax: 5716361

Account opening bank: Xiamen Chengjian Branch, China Construction Bank

Account No.: 35101564901052500460

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Postal code: 361005	Tel.: 2512525	Fax: 2513132

Lessee: Xiamen Longtop Information Technology Co., Ltd. (hereafter “Party C”)

Address: 12F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Lian Weizhou	Title:

Business license No.:

Postal code:	Tel.:	Fax:
Account opening bank:		Account No.:

Abiding by the principle of equality and free will, Party A, Party B and Party C hereby enter into this Contract with respect to the lease of the Premises as defined below, on and subject to the terms and conditions as set forth below.

Article 1 The Premises

Party A’s real estate (hereafter “the Premises”) are located at 12/F, Block A, Chuangxin Building, Xiamen Software Park and has a floor area of 410.31 m2. The charging area is 441.17 m2 .

The design load of floors is 2.0KN/m2.

Article 2 Purposes of the Premises

The Premises will be leased to Party C for office and R & D purpose.

Except as otherwise agreed upon by the three parties, Party C’s activities within the Premises shall be limited to those approved by Party A and within Party C’s business scope. Party C shall not sublet or sublease the Premises to any third party. Party C’s business activities shall meet environmental requirements and not produce any noise, waste water, exhaust gas or radioactive, toxic and corrosive substance according to the requirements of state standards. Party C shall not store inflammable, explosive and dangerous objects inside the Premises.

Article 3 Lease Term

Lease term shall be from September 1, 2005 to August 31, 2010.

Upon expiration of lease term or termination of this Contract, Party C shall vacate the Premises on time. Where any objects remain in the Premises within 7 days after such vacation, Party C shall be deemed to have waived its ownership over them and Party B will dispose of them at the expense of Party C.

Article 4 Rent

The rent of the Premises is RMB32.2 /m2/month. Total monthly rent is RMB 14,206.

Article 5 Terms of Payment

Rent shall be settled on a monthly basis. Party C shall pay first month’s rent to Party A within 7 days after the signing of this Contract. From the second month, rent shall be prepaid by Party C to Party A on the 15th day of each month.

Party C shall pay rent on time to the bank account designated by Party A. Party A will confirm paying day based on the bank transfer voucher provided by Party C.

Party A shall issue the formal invoice upon receipt of the rent paid by Party C.

Article 6 Guarantee money

Within 7 days after the signing of this Contract, Party C shall pay three months’ rent, i.e. RMB 42,618, as its guarantee money during lease term, to the bank account designated by Party A. Upon expiry of this Contract, where Party C has no event of default under this Contract, Party A shall refund the guarantee money hereof to Party C with no interest. Where Party C breaches this Contract, thus causing losses to Party A, Party A may deduct its losses from such guarantee money. If the guarantee money cannot cover Party A’s losses, Party A shall be entitled to claim the insufficient portion.

Article 7 Delivery Term of the Premises

Party A shall deliver the Premises to Party C within 3 days after Party C pays first month’s rent and guarantee money. As from the date of delivery of the Premises, Party A will grant to Party C a   /  months’ decoration period, during which rent is exempted (reduced by 50%).

Article 8 Daily Management

As a custodian of Party A’s Premises, Party B will be responsible for the daily management of the Premises. Party B’s responsibilities and rights mainly include:

1.	Choosing a property management company

Party C agrees to pay the uniform property management fee to and accept the services from the property management company chosen by Party B.

Property management services include: sanitation management of public areas, improvement and repair of public facilities and equipment; security of park and houses; management and maintenance of fire facilities; greening management, management of parking areas of vehicles and advertising boards, etc. They are subject to the related property management service contract.

2.	Party B shall be entitled to inspect the use of the Premises. In the event that Party B finds that Party C’s use of the Premises is beyond the provisions of this Contract, it shall be entitled to request Party C to cure it within specified period.

3.	Party A authorizes Party B to urge for payment of due rent from Party C on Party A’s behalf.

Article 9 Repair and Maintenance Responsibilities

Within lease term, the daily repairs of the Premises shall be carried out by the property management company. The overhaul of the Premises and the renovation and improvement of its auxiliary facilities shall be Party B’s responsibility and the expenses related thereto shall be borne by Party A. But if losses are occasioned to the Premises and its auxiliary equipment due to Party C’s improper management and use, Party C shall be held liable for such losses and repair expenses. The maintenance of the facilities inside the Premises shall be Party C’s responsibility.

Within lease term, Party C shall comply with the regulations of related departments, assume all responsibilities and accept the supervision and inspection by Party A with respect to fire safety, “responsibilities for general sanitation, green covering and keeping good social order in a designated area outside the unit building”, comprehensive administration and security, etc.

Article 10 Decorations and Structure Change of the Premises

When Party C implements decorations itself, it shall submit to Party B its decoration scheme approved by fire department, including materials, water and electricity capacities and number of telephone lines to be installed. Decorations may be carried out by Party C after its decoration scheme is confirmed by Party B and submitted to Party A for record. During Party C’s construction, the original principal structure and outdoor facilities of the Premises shall not be damaged. Where the Premises and its auxiliary facilities are damaged owing to Party C’s intentional act or fault, Party C shall restore the Premises and its auxiliary facilities to their original states and make economic compensations.

When lease is stopped, the decorations made by Party C will be dealt with in the way as set forth in Paragraph 2 below:

1.	Party A shall be entitled to request Party C to restore the Premises to its original state or pay the expenses of such restoration to Party A;

2.	Without Party A’s permission, Party C shall not dismantle the decorations made by it and Party A will not make any compensation regarding such decorations (except for ready-made partition walls as agreed upon by both parties).

Article 11 Related Expenses during Lease Term

Within lease term, Party C shall pay the following expenses and undertake the defaulting liability for delayed payments:

1.	Water and electricity fees (including those allocated for public areas);

2.	Property management fee;

3.	Air conditioning use fee (RMB 10/m2 (charging area)/month within term of use).

Within lease term, if related government departments, property management company, etc collect the expenses not listed herein, but relating to the use of the Premises, Party C shall pay them.

Article 12 Expiry of Lease Term

Upon expiry of lease term, this Contract shall be terminated. Party C shall return the Premises to Party A. If Party C intends to renew the lease, it shall give a prior three months written notice to Party A. Party A and Party C shall renew this Lease Contract prior to expiry of lease term. The percentage of rent adjustment shall not exceed 10% (i.e. RMB3.22/m2/month).

Article 13 Termination for Party C’s Defaults

Should Party C be involved in any of the following cases, Party A shall be entitled to terminate this Contract unilaterally and request Party C to return the Premises within 30 days and pay RMB / liquidated damages. Where liquidated damages cannot cover Party A’s losses, Party C shall be liable for the insufficient portion:

1.	Party C sublets the Premises without Party A’s consent;

2.	Party C transfers or re-lends the Premises to other person or exchanges the Premises for a third party’s real estate without Party A’s consent;

3.	Party C modifies the structure of the Premises or changes the purpose of the Premises without Party A’s consent;

4.	Party C owes the rent for a cumulative period of 2 months;

5.	Party C is engaged in any illegal activity inside the Premises;

6.	Party C intentionally damages the Premises;

7.	Where Party C fails to make decorations or use the Premises for the purpose as specified herein for a period of more than three months after the signing of this Contract, Party A shall be entitled to terminate this Contract and repossess the Premises;

8.	Where Party C is closed down and does not dispose of its properties inside the Premises, Party A shall be entitled to repossess the Premises and appropriately dispose of such properties after the term of written notice.

9.	If Party C is involved in any other act violating the provisions of this Contract and fails to rectify it within the prescribed period after Party B finds such act and raises its correction opinion, Party A shall be entitled to terminate this Contract and repossess the Premises prematurely.

Article 14 Premature Termination

Within lease term, should either party intend to terminate this Contract, it shall give a prior 3 months written notice to the other party. This Contract may be terminated after negotiations between Party A and Party C. Where the premature termination of this Contract by either party causes losses to the other party, the terminating party shall make a compensation to the other party being equal   /   of the rent of the Premises for the remaining period.

Article 15 Defaulting Liabilities

1.	Where Party C delays the payment of rent, besides overdue rent, Party C shall pay to Party A the liquidated damages at a daily rate of 0.1% of monthly rent.

2.	Where Party C defaults, resulting in the termination of this Contract by Party A, or Party C does not move out from the Premises upon expiry of lease term, Party A shall be entitled to repossess the Premises. Where Party C still refuses to vacate the Premises beyond the term of written notice, Party A may clear any objects from the Premises in the presence of a notary public, and dispose of them in accordance with law, with expenses to be borne by Party C.

3.	Where Party C defaults, resulting in the termination of this Contract by Party A, Party A shall be entitled to repossess the Premises and Party C shall pay to Party A liquidated damages according to / .

Article 16 Where the Premises are damaged or lost owing to events of force majeure (including dismantling in accordance with law) and as a result, the Premises cannot be leased, Party A and Party C shall not be liable to each other and this Contract shall be automatically terminated.

Article 17 Within lease term, where the Premises are requisitioned or demolished under requirement of the state, this Contract shall be terminated. Related compensations are subject to “Xiamen Municipal Regulations for Real Estate Demolition and Relocation”.

Article 18 In case of anything not covered herein, Party A, Party B and Party C may sign a supplementary agreement through negotiations. In case of any inconsistency or discrepancy between the supplementary agreement and this Contract, the former shall prevail.

Article 19 In this Contract and its annexes, the words filled in the blanks shall have the same effect as printed words.

The matters not specified in this Contract and its annexes and supplementary agreements are subject to the related laws, regulations and policies of the People’s Republic of China.

Annex:	1. Layout Plan of the Premises	2. List of Auxiliary Facilities of the Premises.

Article 20 If Party C is an overseas entity or individual, this Contract shall be notarized by a Xiamen-based notary public office, with expenses to be borne by Party C.

Article 21 Any dispute arising from or out of the performance of this Contract shall be resolved by Party A, Party B and Party C through negotiations. In case no resolution can be reached, Party A, Party B and Party C agree that such dispute is resolved in the way as set forth in Paragraph 2 below:

1.	Submit such dispute to Xiamen Arbitration Commission for arbitration;

2.	Bring a lawsuit with the People’s court of competent jurisdiction in Xiamen.

Article 22 This Contract shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 23 This Contract is executed in quadruplicate, one copy for Party A, one copy for Party B and two copies for Party C. All copies shall have the same legal effect.

(Signature page, no text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Legal representative:

Authorized representative (signature & seal): [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date:

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: November 17, 2005

Party C (signature & seal): Xiamen Longtop Information Technology Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Longtop Information Technology Co., Ltd.]

Date: November 17, 2005

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Supplementary Agreement to Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Lessee: Xiamen Longtop Information Technology Co., Ltd. (hereafter “Party C”)

Address: 12F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Lian Weizhou

Whereas, Party A, Party B and Party C signed the related real estate lease contract on November 17, 2005 (hereafter “Real Estate Lease Contract”), by which Party C leased the offices on the 12th floor of Block A of Software Park.

In order to further define their lease relationships and facilitate their long-term cooperation, Party A, Party B and Party C hereby enter into this Supplementary Agreement with respect to lease matters, on and subject to the terms and conditions as set forth below.

Article 1 Lease Term

Party A, Party B and Party C agree to amend Article 3 of the Real Estate Lease Contract, i.e. lease term is from September 1, 2005 to August 31, 2015.

Article 2 Rent

Within lease term, the rent from September 1, 2005 to August 31, 2010 remains unchanged, i.e. RMB32.2/m2/month; from September 1, 2010 to August 31, 2015, if rent is adjusted, the upward adjustment of the rent/m2/month shall not exceed 10% (i.e. RMB3.22/m2).

Article 3 Other Provisions

In case of any inconsistency between this Supplementary Agreement and the Real Estate Lease Contract, the former shall prevail. The other matters not specified in this Supplementary Agreement are subject to the Real Estate Lease Contract.

Article 4 Effectiveness

This Supplementary Agreement shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 5 Counterparts

This Supplementary Agreement is executed in triplicate, one copy for each of three parties. All copies shall have the same legal effect.

(No text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

By: [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date: March 10, 2006

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

By: [Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: March 10, 2006

Party C (signature & seal): Xiamen Longtop Information Technology Co., Ltd.

By: [Company chop of Xiamen Longtop Information Technology Co., Ltd.]

Date: March 10, 2006

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Contract No.: R2005017

Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Postal code: 361006	Tel.: 3923085	Fax: 5716361

Account opening bank: Xiamen Chengjian Branch, China Construction Bank

Account No.: 35101564901052500460

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Postal code: 361005	Tel.: 2512525	Fax: 2513132

Lessee: Xiamen Longtop System Co., Ltd. (hereafter “Party C”)

Address: 14F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Xiaogong Jia	Title:

Business license No.:

Postal code:	Tel.:	Fax:
Account opening bank:		Account No.:

Abiding by the principle of equality and free will, Party A, Party B and Party C hereby enter into this Contract with respect to the lease of the Premises as defined below, on and subject to the terms and conditions as set forth below.

Article 1 The Premises

Party A’s real estate (hereafter “the Premises”) are located at 13&14F, Block A, Chuangxin Building, Xiamen Software Park and has a floor area of 3169.8 m2. The charging area is 3408.17m2 .

The design load of floors is 2.0KN/m2.

Article 2 Purposes of the Premises

The Premises will be leased to Party C for office and R & D purpose.

Except as otherwise agreed upon by the three parties, Party C’s activities within the Premises shall be limited to those approved by Party A and within Party C’s business scope. Party C shall not sublet or sublease the Premises to any third party. Party C’s business activities shall meet environmental requirements and not produce any noise, waste water, exhaust gas or radioactive, toxic and corrosive substance according to the requirements of state standards. Party C shall not store inflammable, explosive and dangerous objects inside the Premises.

Article 3 Lease Term

Lease term shall be from September 1, 2005 to August 31, 2010.

Upon expiration of lease term or termination of this Contract, Party C shall vacate the Premises on time. Where any objects remain in the Premises within 7 days after such vacation, Party C shall be deemed to have waived its ownership over them and Party B will dispose of them at the expense of Party C.

Article 4 Rent

The rent of the Premises is RMB32.2 /m2/month. Total monthly rent is RMB 109,743.

Article 5 Terms of Payment

Rent shall be settled on a monthly basis. Party C shall pay first month’s rent to Party A within 7 days after the signing of this Contract. From the second month, rent shall be prepaid by Party C to Party A on the 15th day of each month.

Party C shall pay rent on time to the bank account designated by Party A. Party A will confirm paying day based on the bank transfer voucher provided by Party C.

Party A shall issue the formal invoice upon receipt of the rent paid by Party C.

Article 6 Guarantee money

Within 7 days after the signing of this Contract, Party C shall pay three months’ rent, i.e. RMB 329,229, as its guarantee money during lease term, to the bank account designated by Party A. Upon expiry of this Contract, where Party C has no event of default under this Contract, Party A shall refund the guarantee money hereof to Party C with no interest. Where Party C breaches this Contract, thus causing losses to Party A, Party A may deduct its losses from such guarantee money. If the guarantee money cannot cover Party A’s losses, Party A shall be entitled to claim the insufficient portion.

Article 7 Delivery Term of the Premises

Party A shall deliver the Premises to Party C within 3 days after Party C pays first month’s rent and guarantee money. As from the date of delivery of the Premises, Party A will grant to Party C a   /  months’ decoration period, during which rent is exempted (reduced by 50%).

Article 8 Daily Management

As a custodian of Party A’s Premises, Party B will be responsible for the daily management of the Premises. Party B’s responsibilities and rights mainly include:

4.	Choosing a property management company

Party C agrees to pay the uniform property management fee to and accept the services from the property management company chosen by Party B.

Property management services include: sanitation management of public areas, improvement and repair of public facilities and equipment; security of park and houses; management and maintenance of fire facilities; greening management, management of parking areas of vehicles and advertising boards, etc. They are subject to the related property management service contract.

5.	Party B shall be entitled to inspect the use of the Premises. In the event that Party B finds that Party C’s use of the Premises is beyond the provisions of this Contract, it shall be entitled to request Party C to cure it within specified period.

6.	Party A authorizes Party B to urge for payment of due rent from Party C on Party A’s behalf.

Article 9 Repair and Maintenance Responsibilities

Within lease term, the daily repairs of the Premises shall be carried out by the property management company. The overhaul of the Premises and the renovation and improvement of its auxiliary facilities shall be Party B’s responsibility and the expenses related thereto shall be borne by Party A. But if losses are occasioned to the Premises and its auxiliary equipment due to Party C’s improper management and use, Party C shall be held liable for such losses and repair expenses. The maintenance of the facilities inside the Premises shall be Party C’s responsibility.

Within lease term, Party C shall comply with the regulations of related departments, assume all responsibilities and accept the supervision and inspection by Party A with respect to fire safety, “responsibilities for general sanitation, green covering and keeping good social order in a designated area outside the unit building”, comprehensive administration and security, etc.

Article 10 Decorations and Structure Change of the Premises

When Party C implements decorations itself, it shall submit to Party B its decoration scheme approved by fire department, including materials, water and electricity capacities and number of telephone lines to be installed. Decorations may be carried out by Party C after its decoration scheme is confirmed by Party B and submitted to Party A for record. During Party C’s construction, the original principal structure and outdoor facilities of the Premises shall not be damaged. Where the Premises and its auxiliary facilities are damaged owing to Party C’s intentional act or fault, Party C shall restore the Premises and its auxiliary facilities to their original states and make economic compensations.

When lease is stopped, the decorations made by Party C will be dealt with in the way as set forth in Paragraph 2 below:

3.	Party A shall be entitled to request Party C to restore the Premises to its original state or pay the expenses of such restoration to Party A;

4.	Without Party A’s permission, Party C shall not dismantle the decorations made by it and Party A will not make any compensation regarding such decorations (except for ready-made partition walls as agreed upon by both parties).

Article 11 Related Expenses during Lease Term

Within lease term, Party C shall pay the following expenses and undertake the defaulting liability for delayed payments:

4.	Water and electricity fees (including those allocated for public areas);

5.	Property management fee;

6.	Air conditioning use fee (RMB 10/m2 (charging area)/month within term of use).

Within lease term, if related government departments, property management company, etc collect the expenses not listed herein, but relating to the use of the Premises, Party C shall pay them.

Article 12 Expiry of Lease Term

Upon expiry of lease term, this Contract shall be terminated. Party C shall return the Premises to Party A. If Party C intends to renew the lease, it shall give a prior three months written notice to Party A. Party A and Party C shall renew this Lease Contract prior to expiry of lease term. The percentage of rent adjustment shall not exceed 10% (i.e. RMB3.22/m2/month).

Article 13 Termination for Party C’s Defaults

Should Party C be involved in any of the following cases, Party A shall be entitled to terminate this Contract unilaterally and request Party C to return the Premises within 30 days and pay RMB / liquidated damages. Where liquidated damages cannot cover Party A’s losses, Party C shall be liable for the insufficient portion:

10.	Party C sublets the Premises without Party A’s consent;

11.	Party C transfers or re-lends the Premises to other person or exchanges the Premises for a third party’s real estate without Party A’s consent;

12.	Party C modifies the structure of the Premises or changes the purpose of the Premises without Party A’s consent;

13.	Party C owes the rent for a cumulative period of 2 months;

14.	Party C is engaged in any illegal activity inside the Premises;

15.	Party C intentionally damages the Premises;

16.	Where Party C fails to make decorations or use the Premises for the purpose as specified herein for a period of more than three months after the signing of this Contract, Party A shall be entitled to terminate this Contract and repossess the Premises;

17.	Where Party C is closed down and does not dispose of its properties inside the Premises, Party A shall be entitled to repossess the Premises and appropriately dispose of such properties after the term of written notice.

18.	If Party C is involved in any other act violating the provisions of this Contract and fails to rectify it within the prescribed period after Party B finds such act and raises its correction opinion, Party A shall be entitled to terminate this Contract and repossess the Premises prematurely.

Article 14 Premature Termination

Within lease term, should either party intend to terminate this Contract, it shall give a prior 3 months written notice to the other party. This Contract may be terminated after negotiations between Party A and Party C. Where the premature termination of this Contract by either party causes losses to the other party, the terminating party shall make a compensation to the other party being equal   /   of the rent of the Premises for the remaining period.

Article 15 Defaulting Liabilities

4.	Where Party C delays the payment of rent, besides overdue rent, Party C shall pay to Party A the liquidated damages at a daily rate of 0.1% of monthly rent.

5.	Where Party C defaults, resulting in the termination of this Contract by Party A, or Party C does not move out from the Premises upon expiry of lease term, Party A shall be entitled to repossess the Premises. Where Party C still refuses to vacate the Premises beyond the term of written notice, Party A may clear any objects from the Premises in the presence of a notary public, and dispose of them in accordance with law, with expenses to be borne by Party C.

6.	Where Party C defaults, resulting in the termination of this Contract by Party A, Party A shall be entitled to repossess the Premises and Party C shall pay to Party A liquidated damages according to / .

Article 16 Where the Premises are damaged or lost owing to events of force majeure (including dismantling in accordance with law) and as a result, the Premises cannot be leased, Party A and Party C shall not be liable to each other and this Contract shall be automatically terminated.

Article 17 Within lease term, where the Premises are requisitioned or demolished under requirement of the state, this Contract shall be terminated. Related compensations are subject to “Xiamen Municipal Regulations for Real Estate Demolition and Relocation”.

Article 18 In case of anything not covered herein, Party A, Party B and Party C may sign a supplementary agreement through negotiations. In case of any inconsistency or discrepancy between the supplementary agreement and this Contract, the former shall prevail.

Article 19 In this Contract and its annexes, the words filled in the blanks shall have the same effect as printed words.

The matters not specified in this Contract and its annexes and supplementary agreements are subject to the related laws, regulations and policies of the People’s Republic of China.

Annex:	1. Layout Plan of the Premises	2. List of Auxiliary Facilities of the Premises.

Article 20 If Party C is an overseas entity or individual, this Contract shall be notarized by a Xiamen-based notary public office, with expenses to be borne by Party C.

Article 21 Any dispute arising from or out of the performance of this Contract shall be resolved by Party A, Party B and Party C through negotiations. In case no resolution can be reached, Party A, Party B and Party C agree that such dispute is resolved in the way as set forth in Paragraph 2 below:

3.	Submit such dispute to Xiamen Arbitration Commission for arbitration;

4.	Bring a lawsuit with the People’s court of competent jurisdiction in Xiamen.

Article 22 This Contract shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 23 This Contract is executed in quadruplicate, one copy for Party A, one copy for Party B and two copies for Party C. All copies shall have the same legal effect.

(Signature page, no text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Legal representative:

Authorized representative (signature & seal): [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date:

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: November 17, 2005

Party C (signature & seal): Xiamen Longtop System Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Longtop System Co., Ltd.]

Date: November 17, 2005

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Supplementary Agreement to Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Lessee: Xiamen Longtop SystemCo., Ltd. (hereafter “Party C”)

Address: 14F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Xiaogong Jia

Whereas, Party A, Party B and Party C signed the related real estate lease contract on November 17, 2005 (hereafter “Real Estate Lease Contract”), by which Party C leased the offices on the 13th and 14th floors of Block A of Software Park.

In order to further define their lease relationships and facilitate their long-term cooperation, Party A, Party B and Party C hereby enter into this Supplementary Agreement with respect to lease matters, on and subject to the terms and conditions as set forth below.

Article 1 Lease Term

Party A, Party B and Party C agree to amend Article 3 of the Real Estate Lease Contract, i.e. lease term is from September 1, 2005 to August 31, 2015.

Article 2 Rent

Within lease term, the rent from September 1, 2005 to August 31, 2010 remains unchanged, i.e. RMB32.2/m2/month; from September 1, 2010 to August 31, 2015, if rent is adjusted, the upward adjustment of the rent/m2/month shall not exceed 10% (i.e. RMB3.22/m2).

Article 3 Other Provisions

In case of any inconsistency between this Supplementary Agreement and the Real Estate Lease Contract, the former shall prevail. The other matters not specified in this Supplementary Agreement are subject to the Real Estate Lease Contract.

Article 4 Effectiveness

This Supplementary Agreement shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 5 Counterparts

This Supplementary Agreement is executed in triplicate, one copy for each of three parties. All copies shall have the same legal effect.

(No text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

By: [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date: March 10, 2006

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

By: [Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: March 10, 2006

Party C (signature & seal): Xiamen Longtop System Co., Ltd.

By: [Company chop of Xiamen Longtop System Co., Ltd.]

Date: March 10, 2006

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Contract No.: R2005017

Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Postal code: 361006	Tel.: 3923085	Fax: 5716361

Account opening bank: Xiamen Chengjian Branch, China Construction Bank

Account No.: 35101564901052500460

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Postal code: 361005	Tel.: 2512525	Fax: 2513132

Lessee: Xiamen Longtop Technology Co., Ltd. (hereafter “Party C”)

Address: 15F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Lian Weizhou	Title:

Business license No.:

Postal code:	Tel.:	Fax:
Account opening bank:		Account No.:

Abiding by the principle of equality and free will, Party A, Party B and Party C hereby enter into this Contract with respect to the lease of the Premises as defined below, on and subject to the terms and conditions as set forth below.

Article 1 The Premises

Party A’s real estate (hereafter “the Premises”) are located at 12&15F, Block A, Chuangxin Building, Xiamen Software Park and has a floor area of 990.67m2. The charging area is 1065.170m2 .

The design load of floors is 2.0KN/m2.

Article 2 Purposes of the Premises

The Premises will be leased to Party C for office and R & D purpose.

Except as otherwise agreed upon by the three parties, Party C’s activities within the Premises shall be limited to those approved by Party A and within Party C’s business scope. Party C shall not sublet or sublease the Premises to any third party. Party C’s business activities shall meet environmental requirements and not produce any noise, waste water, exhaust gas or radioactive, toxic and corrosive substance according to the requirements of state standards. Party C shall not store inflammable, explosive and dangerous objects inside the Premises.

Article 3 Lease Term

Lease term shall be from September 1, 2005 to August 31, 2010.

Upon expiration of lease term or termination of this Contract, Party C shall vacate the Premises on time. Where any objects remain in the Premises within 7 days after such vacation, Party C shall be deemed to have waived its ownership over them and Party B will dispose of them at the expense of Party C.

Article 4 Rent

The rent of the Premises is RMB32.2 /m2/month. Total monthly rent is RMB 34,298.

Article 5 Terms of Payment

Rent shall be settled on a monthly basis. Party C shall pay first month’s rent to Party A within 7 days after the signing of this Contract. From the second month, rent shall be prepaid by Party C to Party A on the 15th day of each month.

Party C shall pay rent on time to the bank account designated by Party A. Party A will confirm paying day based on the bank transfer voucher provided by Party C.

Party A shall issue the formal invoice upon receipt of the rent paid by Party C.

Article 6 Guarantee money

Within 7 days after the signing of this Contract, Party C shall pay three months’ rent, i.e. RMB 102,894, as its guarantee money during lease term, to the bank account designated by Party A. Upon expiry of this Contract, where Party C has no event of default under this Contract, Party A shall refund the guarantee money hereof to Party C with no interest. Where Party C breaches this Contract, thus causing losses to Party A, Party A may deduct its losses from such guarantee money. If the guarantee money cannot cover Party A’s losses, Party A shall be entitled to claim the insufficient portion.

Article 7 Delivery Term of the Premises

Party A shall deliver the Premises to Party C within 3 days after Party C pays first month’s rent and guarantee money. As from the date of delivery of the Premises, Party A will grant to Party C a   / months’ decoration period, during which rent is exempted (reduced by 50%).

Article 8 Daily Management

As a custodian of Party A’s Premises, Party B will be responsible for the daily management of the Premises. Party B’s responsibilities and rights mainly include:

7.	Choosing a property management company

Party C agrees to pay the uniform property management fee to and accept the services from the property management company chosen by Party B.

Property management services include: sanitation management of public areas, improvement and repair of public facilities and equipment; security of park and houses; management and maintenance of fire facilities; greening management, management of parking areas of vehicles and advertising boards, etc. They are subject to the related property management service contract.

8.	Party B shall be entitled to inspect the use of the Premises. In the event that Party B finds that Party C’s use of the Premises is beyond the provisions of this Contract, it shall be entitled to request Party C to cure it within specified period.

9.	Party A authorizes Party B to urge for payment of due rent from Party C on Party A’s behalf.

Article 9 Repair and Maintenance Responsibilities

Within lease term, the daily repairs of the Premises shall be carried out by the property management company. The overhaul of the Premises and the renovation and improvement of its auxiliary facilities shall be Party B’s responsibility and the expenses related thereto shall be borne by Party A. But if losses are occasioned to the Premises and its auxiliary equipment due to Party C’s improper management and use, Party C shall be held liable for such losses and repair expenses. The maintenance of the facilities inside the Premises shall be Party C’s responsibility.

Within lease term, Party C shall comply with the regulations of related departments, assume all responsibilities and accept the supervision and inspection by Party A with respect to fire safety, “responsibilities for general sanitation, green covering and keeping good social order in a designated area outside the unit building”, comprehensive administration and security, etc.

Article 10 Decorations and Structure Change of the Premises

When Party C implements decorations itself, it shall submit to Party B its decoration scheme approved by fire department, including materials, water and electricity capacities and number of telephone lines to be installed. Decorations may be carried out by Party C after its decoration scheme is confirmed by Party B and submitted to Party A for record. During Party C’s construction, the original principal structure and outdoor facilities of the Premises shall not be damaged. Where the Premises and its auxiliary facilities are damaged owing to Party C’s intentional act or fault, Party C shall restore the Premises and its auxiliary facilities to their original states and make economic compensations.

When lease is stopped, the decorations made by Party C will be dealt with in the way as set forth in Paragraph 2 below:

5.	Party A shall be entitled to request Party C to restore the Premises to its original state or pay the expenses of such restoration to Party A;

6.	Without Party A’s permission, Party C shall not dismantle the decorations made by it and Party A will not make any compensation regarding such decorations (except for ready-made partition walls as agreed upon by both parties).

Article 11 Related Expenses during Lease Term

Within lease term, Party C shall pay the following expenses and undertake the defaulting liability for delayed payments:

7.	Water and electricity fees (including those allocated for public areas);

8.	Property management fee;

9.	Air conditioning use fee (RMB 10/m2 (charging area)/month within term of use).

Within lease term, if related government departments, property management company, etc collect the expenses not listed herein, but relating to the use of the Premises, Party C shall pay them.

Article 12 Expiry of Lease Term

Upon expiry of lease term, this Contract shall be terminated. Party C shall return the Premises to Party A. If Party C intends to renew the lease, it shall give a prior three months written notice to Party A. Party A and Party C shall renew this Lease Contract prior to expiry of lease term. The percentage of rent adjustment shall not exceed 10% (i.e. RMB3.22/m2/month).

Article 13 Termination for Party C’s Defaults

Should Party C be involved in any of the following cases, Party A shall be entitled to terminate this Contract unilaterally and request Party C to return the Premises within 30 days and pay RMB / liquidated damages. Where liquidated damages cannot cover Party A’s losses, Party C shall be liable for the insufficient portion:

19.	Party C sublets the Premises without Party A’s consent;

20.	Party C transfers or re-lends the Premises to other person or exchanges the Premises for a third party’s real estate without Party A’s consent;

21.	Party C modifies the structure of the Premises or changes the purpose of the Premises without Party A’s consent;

22.	Party C owes the rent for a cumulative period of 2 months;

23.	Party C is engaged in any illegal activity inside the Premises;

24.	Party C intentionally damages the Premises;

25.	Where Party C fails to make decorations or use the Premises for the purpose as specified herein for a period of more than three months after the signing of this Contract, Party A shall be entitled to terminate this Contract and repossess the Premises;

26.	Where Party C is closed down and does not dispose of its properties inside the Premises, Party A shall be entitled to repossess the Premises and appropriately dispose of such properties after the term of written notice.

27.	If Party C is involved in any other act violating the provisions of this Contract and fails to rectify it within the prescribed period after Party B finds such act and raises its correction opinion, Party A shall be entitled to terminate this Contract and repossess the Premises prematurely.

Article 14 Premature Termination

Within lease term, should either party intend to terminate this Contract, it shall give a prior 3 months written notice to the other party. This Contract may be terminated after negotiations between Party A and Party C. Where the premature termination of this Contract by either party causes losses to the other party, the terminating party shall make a compensation to the other party being equal   /   of the rent of the Premises for the remaining period.

Article 15 Defaulting Liabilities

7.	Where Party C delays the payment of rent, besides overdue rent, Party C shall pay to Party A the liquidated damages at a daily rate of 0.1% of monthly rent.

8.	Where Party C defaults, resulting in the termination of this Contract by Party A, or Party C does not move out from the Premises upon expiry of lease term, Party A shall be entitled to repossess the Premises. Where Party C still refuses to vacate the Premises beyond the term of written notice, Party A may clear any objects from the Premises in the presence of a notary public, and dispose of them in accordance with law, with expenses to be borne by Party C.

9.	Where Party C defaults, resulting in the termination of this Contract by Party A, Party A shall be entitled to repossess the Premises and Party C shall pay to Party A liquidated damages according to / .

Article 16 Where the Premises are damaged or lost owing to events of force majeure (including dismantling in accordance with law) and as a result, the Premises cannot be leased, Party A and Party C shall not be liable to each other and this Contract shall be automatically terminated.

Article 17 Within lease term, where the Premises are requisitioned or demolished under requirement of the state, this Contract shall be terminated. Related compensations are subject to “Xiamen Municipal Regulations for Real Estate Demolition and Relocation”.

Article 18 In case of anything not covered herein, Party A, Party B and Party C may sign a supplementary agreement through negotiations. In case of any inconsistency or discrepancy between the supplementary agreement and this Contract, the former shall prevail.

Article 19 In this Contract and its annexes, the words filled in the blanks shall have the same effect as printed words.

The matters not specified in this Contract and its annexes and supplementary agreements are subject to the related laws, regulations and policies of the People’s Republic of China.

Annex:	1. Layout Plan of the Premises	2. List of Auxiliary Facilities of the Premises.

Article 20 If Party C is an overseas entity or individual, this Contract shall be notarized by a Xiamen-based notary public office, with expenses to be borne by Party C.

Article 21 Any dispute arising from or out of the performance of this Contract shall be resolved by Party A, Party B and Party C through negotiations. In case no resolution can be reached, Party A, Party B and Party C agree that such dispute is resolved in the way as set forth in Paragraph 2 below:

5.	Submit such dispute to Xiamen Arbitration Commission for arbitration;

6.	Bring a lawsuit with the People’s court of competent jurisdiction in Xiamen.

Article 22 This Contract shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 23 This Contract is executed in quadruplicate, one copy for Party A, one copy for Party B and two copies for Party C. All copies shall have the same legal effect.

(Signature page, no text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Legal representative:

Authorized representative (signature & seal): [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date:

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: November 17, 2005

Party C (signature & seal): Xiamen Longtop Technology Co., Ltd.

Legal representative:

Authorized representative (signature & seal): [signed and stamped with Company chop of Xiamen Longtop Technology Co., Ltd.]

Date: November 17, 2005

Financial Service Center of Xiamen Torch High-tech Industry Development Zone

Supplementary Agreement to Real Estate Lease Contract

Lessor: Financial Service Center of Xiamen Torch High-tech Industry Development Zone (hereafter “Party A”)

Address: 1F, Torch Building, Xiamen Torch High-tech Industry Development Zone

Legal representative: Shan Zhongxin

Custodian: Xiamen Software Industry Investment & Development Co., Ltd. (hereafter “Party B”)

Address: 1F-C, 2#, Comprehensive Building, Xiamen Software Park

Legal representative: Yu Hongsheng

Lessee: Xiamen Longtop Technology Co., Ltd. (hereafter “Party C”)

Address: 15F, Block A, Chuangxin Building, Xiamen Software Park

Legal representative: Lian Weizhou

Whereas, Party A, Party B and Party C signed the related real estate lease contract on November 17, 2005 (hereafter “Real Estate Lease Contract”), by which Party C leased the offices on the 12th and 15th floors of Block A of Software Park.

In order to further define their lease relationships and facilitate their long-term cooperation, Party A, Party B and Party C hereby enter into this Supplementary Agreement with respect to lease matters, on and subject to the terms and conditions as set forth below.

Article 1 Lease Term

Party A, Party B and Party C agree to amend Article 3 of the Real Estate Lease Contract, i.e. lease term is from September 1, 2005 to August 31, 2015.

Article 2 Rent

Within lease term, the rent from September 1, 2005 to August 31, 2010 remains unchanged, i.e. RMB32.2/m2/month; from September 1, 2010 to August 31, 2015, if rent is adjusted, the upward adjustment of the rent/m2/month shall not exceed 10% (i.e. RMB3.22/m2).

Article 3 Other Provisions

In case of any inconsistency between this Supplementary Agreement and the Real Estate Lease Contract, the former shall prevail. The other matters not specified in this Supplementary Agreement are subject to the Real Estate Lease Contract.

Article 4 Effectiveness

This Supplementary Agreement shall come into effect after it is signed by the duly authorized representatives of Party A, Party B and Party C and affixed with their respective common seals.

Article 5 Counterparts

This Supplementary Agreement is executed in triplicate, one copy for each of three parties. All copies shall have the same legal effect.

(No text below)

Party A (signature & seal): Financial Service Center of Xiamen Torch High-tech Industry Development Zone

By: [Company chop of Financial Service Center of Xiamen Torch High-tech Industry Development Zone]

Date: March 10, 2006

Party B (signature & seal): Xiamen Software Industry Investment & Development Co., Ltd.

By: [Company chop of Xiamen Software Industry Investment & Development Co., Ltd.]

Date: March 10, 2006

Party C (signature & seal): Xiamen Longtop Technology Co., Ltd.

By: [Company chop of Xiamen Longtop Technology Co., Ltd.]

Date: March 10, 2006